17. Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
17. Subsequent Events

Note 17 Subsequent Events

On February 19, 2016, the Company completed a second closing of the November Stock Offering representing aggregate gross proceeds to the Company of $300,000, and thereafter issued 300,000 shares of its common stock.

In connection with the Agreement and Waiver and Agreement to Convert, the Company issued an additional 624,606 shares of its common stock as payment for Additional Interest, Interest Due, Filing Default Damages and Effectiveness Default Damages, representing payment to Investors of $156,152.

In February 2016, the Company invited the November 2013 Investors to extend their forbearance period to make an election to convert or redeem their Notes for an additional three months, or until March 26, 2016, under the same terms as the November 2015 forbearance agreements. All but three of the November 2013 Investors elected to forbear an election for the additional period.

In February 2016, the Company issued 165,486 shares of its common stock upon full conversion of a Note by a 2013 Investor. In total, $229,998 was paid to Investors in February 2016 in cash or shares of common stock.

As of March 25, 2016, the Company has entered into Option Award Agreements with two grantees, pursuant to awards granted on November 15, 2015 under the Incentive Plan, consisting of up to 650,000 options to purchase shares of the Company’s common stock, of which options to purchase up to 450,000 shares of common stock vest immediately, and options to purchase up to 200,000 shares of common stock will vest on November 15, 2016. Also as of March 25, 2016, the Company has entered into Stock Award Agreements with two grantees to issued 75,000 shares of its common stock, vesting immediately. The exercise of such awards is contingent upon attainment of majority shareholder approval of the Incentive Plan. F-??